     Filed Pursuant to Rule 497(e)

           Registration No. 033-08746

THE TOCQUEVILLE TRUST (the “Trust”)

Supplement dated January 11, 2013, to the Trust’s Statement of Additional Information,
dated February 28, 2012

Effective immediately, the following change applies to the Statement of Additional Information for the Trust.

The following is inserted on page 11 before the sub-section “Warrants”:

“Exclusion for Definition of Commodity Pool Operator.  Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund.   Each Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exemption, each Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts).  As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Advisor to manage each Fund, and on each Fund’s performance.”

Please retain this Supplement with your Statement of Additional Information for reference.